C-0

Incorporated under the laws of the State of Delaware

# Green Ballast, Inc.

**Total Authorized Issue**
245,000,000 Shares $.0001 Par Value
Common Stock

See Reverse for Certain Definitions

This is to certify that SPECIMEN is the owner of

Fully Paid and Non-Assessable Shares of Common Stock of
Green Ballast, Inc.

*transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

Secretary/Treasurer

President/Vice President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | | |
|---|---|---|
| TEN COM | — as tenants in common | UNIF GIFT MIN ACT — ........ Custodian ........ (Cust) (Minor) under Uniform Gifts to Minors Act ........ (State) |
| TEN ENT | — as tenants by the entireties | |
| JT TEN | — as joint tenants with right of survivorship and not as tenants in common | |

Additional abbreviations may also be used though not in the above list.

*For value received ______ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________

______________________________ *Shares*

*represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________ *Attorney*

*to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ______________________

*In presence of*

______________________________ ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.